UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2008

VILLAGEEDOCS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-31395	33-0668917
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1401 N. Tustin Ave., Suite 230
Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

(714) 734-1030

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement.

Item 2.03             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 30, 2008, the Registrant and The Silver Lake Group, LLC ("SLG") entered into an Amendment to Secured Promissory Note ("Amendment") to modify the maturity date, interest rate, and repayment terms of the secured promissory note in the amount of $300,000 subscribed to on August 4, 2008 (the "SLG Note").  SLG is owned by Ricardo A. Salas.  Mr. Salas is a Director of the Registrant.  As of October 31, 2008, the remaining principal balance of the SLG Note, as amended, was $250,000.  Pursuant to the Amendment, the SLG Note matures on March 31, 2009 and bears interest from November 1, 2008 at a rate of twelve percent (12%) per annum.  The SLG Note will be repaid in a series of five monthly installments of principal and interest on each of November 28, 2008, December 31, 2008, January 30, 2009, February 27, 2009, and March 31, 2009.  The SLG Note is secured by the accounts receivable of GoSolutions, Inc., a wholly-owned subsidiary of the Registrant, as defined in a Security Agreement dated as of August 1, 2008.  Payment obligations under the SLG Note are subordinate in certain respects to the rights of the Private Bank of the Peninsula to the extent set forth in a Subordination Agreement to be entered into as of August 1, 2008.

The foregoing description of the SLG Note, as amended, the Security Agreement, and the Subordination Agreement are qualified in its entirety by reference to the actual terms of each agreement, copies of which were previously filed as exhibits to the Registrant's Current Report on Form 8-K, filed with the Commission on August 6, 2008.  The Amendment, the SLG Note, and the Security Agreement are attached hereto as exhibits and are incorporated by reference herein.

Item 9.01.              Financial Statements and Exhibits.

(c)     Exhibits

Exhibit No.	Description

99.1	Amendment to Secured Promissory Note dated October 31, 2008 by and between VillageEDOCS, Inc. and The Silver Lake Group, LLC.*

99.2	Promissory Note of VillageEDOCS, Inc. dated as of August 1, 2008 for $300,000 held by The Silver Lake Group, LLC.*

99.3	Security Agreement dated as of August 1, 2008, by and among VillageEDOCS, Inc, GoSolutions, Inc., and The Silver Lake Group LLC.*

99.8	Form of Subordination Agreement dated as of August 1, 2008 by and between The Private Bank of the Peninsula and The Silver Lake Group LLC.**

* filed herewith

** Previously filed as an exhibit to the Registrant's Current Report on Form 8-K, filed with the Commission on August 6, 2008

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:      October 31, 2008                                                                                         VILLAGEEDOCS

                                                                                                                        By:  /s/   Michael A. Richard

                                                                                                                        Print Name:  Michael A. Richard

                                                                                                                        Title:  Chief Financial Officer